UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 24, 2007

UNIVERSAL AMERICAN FINANCIAL CORP.

(Exact name of Registrant as Specified in Charter)

New York	0-11321	11-2580136
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York 10573

(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24013e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Reference is made to the disclosure set forth under Item 8.01 of this report with regard to the amendment to the Articles of Incorporation of Universal American Financial Corp. (the “Company” or “Universal American”).

Item 8.01.              Other Events

On August 24, 2007, Universal American issued a press release announcing that, at the Annual Meeting of Shareholders of Universal American, held on August 23, 2007, the Company’s shareholders approved: (i) the issuance of common stock pursuant to the Agreement and Plan of Merger and Reorganization, dated as of May 7, 2007, between the Company, MH Acquisition I Corp., MH Acquisition II LLC, MHRx LLC, MemberHealth, Inc. (“MemberHealth”) and Welsh, Carson Anderson & Stowe IX, L.P., whereby the Company will acquire MemberHealth, a privately-held pharmacy benefits manager and sponsor of CCRx® (the “Merger”), and the issuance of Series A and Series B Preferred Stock of the Company pursuant to the Securities Purchase Agreement, dated as of May 7, 2007, between the Company and the investors party thereto; (ii) the amendment to Universal American’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common and Preferred Stock and to approve a new class of Non-Voting Common Stock; (iii) the amendment of the Universal American Financial Corp. 1998 Incentive Compensation Plan; and (iv) the amendment to the Company’s Certificate of Incorporation to change the name of the Company to Universal American Corp.  These proposals were more fully described in the Registration Statement on Form S-4, which was filed with the Securities and Exchange Commission on July 17, 2007.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.

Pursuant to shareholder approval of item (ii) above, effective on August 24, 2007, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of New York, which increased the number of authorized shares of the Company’s Common and Preferred Stock and established a new class of Non-Voting Common Stock.  The Certificate of Amendment of the Certificate of Incorporation of Universal American is set forth in Exhibit 3(i).1 to this report on Form 8-K.

Important Additional Information Regarding the Transactions has been Filed with the SEC:

On July 19, 2007, Universal American filed a proxy statement/prospectus with the Securities and Exchange Commission (the “SEC”) in connection with, among other things, the events and transactions described above.  INVESTORS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE TRANSACTIONS.  Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov.  Universal American’s security holders and other interested parties may also obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents by directing a request by mail or telephone to Legal Department, Universal American Financial Corp., Six International Drive, Suite 190, Rye Brook, New York, 10573, telephone (914) 934-5200, or from Universal American’s website, www.uafc.com.

Item 9.01.              Financial Statements and Exhibits

The following documents are included as exhibits to this report:

Exhibit No.	Exhibit Title

3(i).1	Certificate of Amendment to the Certificate of Incorporation of Universal American Financial Corp.

99.1	Press Release dated August 24, 2007.

The information contained herein (including the exhibits) and oral statements made from time to time by representatives of the Company may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict.  Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ Robert A. Waegelein
Robert A. Waegelein
Executive Vice President and
Chief Financial Officer

Date:  August 24, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title

3(i).1	Certificate of Amendment to the Certificate of Incorporation of Universal American Financial Corp.

99.1	Press Release dated August 24, 2007.